Divestiture Transactions and Discontinued Operations (Notes)	12 Months Ended
Dec. 31, 2012
Discontinued Operations and Disposal Groups [Abstract]
DIVESTITURE TRANSACTIONS AND DISCONTINUED OPERATIONS
DIVESTITURE TRANSACTIONS AND DISCONTINUED OPERATIONS
Transaction Agreement with IPH
On March 14, 2013, Ameren entered into a transaction agreement to divest New AER to IPH. Under the terms of the transaction agreement, AER will effect a reorganization that will, among other things, transfer substantially all of the assets and liabilities of AER, other than (i) any outstanding debt obligations of AER to Ameren or its other subsidiaries, except for certain intercompany balances discussed below, (ii) all of the issued and outstanding equity interests in Medina Valley, which were distributed to Ameren in March 2013, (iii) the assets and liabilities associated with Genco’s Meredosia, Hutsonville, Elgin, Gibson City, and Grand Tower energy centers, (iv) the obligations relating to Ameren's single-employer pension and postretirement benefit plans, and (v) the deferred tax positions associated with Ameren's ownership of these retained assets and liabilities, to New AER. IPH will acquire all of the equity interests in New AER.
Ameren will retain the pension and postretirement benefit obligations associated with current and former employees of AER that are included in the Ameren Retirement Plan, the Ameren Supplemental Retirement Plan, the Ameren Retiree Medical Plan, and the Ameren Group Life Insurance Plan. This obligation is reflected on Ameren’s consolidated balance sheet as “Pension and other postretirement benefits.” IPH will assume the pension and other postretirement benefit obligations associated with EEI’s current and former employees that are included in the Revised Retirement Plan for Employees of Electric Energy, Inc., the Group Insurance Plan for Management Employees of Electric Energy, Inc., and the Group Insurance Plan for Bargaining Unit Employees of Electric Energy, Inc. The obligations to be assumed by IPH are estimated at $40 million at December 31, 2012. IPH will also acquire the estimated $15 million asset at December 31, 2012, relating to the overfunded status of one of EEI’s postretirement plans.
Ameren will retain Genco’s Meredosia and Hutsonville energy centers, which are no longer in operation and had an immaterial property and plant asset balance as of December 31, 2012. Ameren will also retain AROs associated with these energy centers, estimated at $26 million as of December 31, 2012. All other AROs associated with AER are expected to be assumed by either IPH or the third-party buyer of the Grand Tower energy center. Upon the transaction agreement closing, with the exception of certain agreements, such as supply obligations to Ameren Illinois, a note from New AER to Ameren relating to cash collateral that will remain outstanding at closing, and Genco money pool advances, all intercompany agreements and debt between AER and its subsidiaries, on the one hand, and Ameren and its non-AER affiliates, on the other hand, will be either retained or cancelled by Ameren, without any cost or obligation to IPH or New AER and its subsidiaries. Immediately prior to the transaction agreement closing, the cash collateral provided to New AER by Ameren through money pool borrowings will be converted to a note payable to Ameren, which will be payable, with interest, 24 months after closing or sooner as cash collateral requirements are reduced. Cash collateral postings by AER and its subsidiaries with external parties, including postings related to exchange-traded contracts, at December 31, 2012, were $27 million.
Genco's $825 million in aggregate principal amount of senior notes will remain outstanding following the closing of the transaction agreement and will continue to be solely obligations of Genco. Pursuant to the transaction agreement, in addition to the cash paid to Genco for the Elgin, Gibson City, and Grand Tower energy center sale, Ameren will cause $85 million of cash to be retained at New AER.
As a condition to the transaction agreement, Genco exercised the amended put option agreement for the sale of the Elgin, Gibson City, and Grand Tower gas-fired energy centers to Medina Valley. Ameren expects a third-party sale of the Elgin, Gibson City, and Grand Tower gas-fired energy centers will be completed by the end of 2013.
Completion of the New AER sale to IPH was subject to the receipt of approvals from FERC and approval of certain license transfers by the FCC. On April 16, 2013, AER and Dynegy filed with FERC an application for approval of the divestiture of New AER and Genco’s sale of the Elgin, Gibson City, and Grand Tower natural gas-fired energy centers to Medina Valley. On October 11, 2013, Ameren received FERC approval for the divestiture of New AER to IPH and Genco's sale of the Elgin, Gibson City, and Grand Tower gas-fired energy centers to Medina Valley. In addition, the FCC approval of the required license transfers was received in August 2013. Separately, as a condition to IPH’s obligation to complete the New AER transaction, the Illinois Pollution Control Board must approve the transfer to IPH of, or otherwise approve a variance in favor of IPH on the same terms as, AER’s variance of the Illinois MPS. In May 2013, AER and IPH filed a transfer request with the Illinois Pollution Control Board, which was subsequently denied by the board on procedural grounds. On July 22, 2013, IPH, AER, and Medina Valley, as current and future owners of the coal-fired energy centers, filed a request for a variance with the Illinois Pollution Control Board seeking the same relief as the existing AER variance. The Illinois Pollution Control Board has until late November 2013 to issue a decision. See Note 15 - Commitments and Contingencies for additional information. Ameren’s and IPH’s obligation to complete the transaction is also subject to other customary closing conditions, including the material accuracy of each company’s representations and warranties and the compliance, in all material respects, with each company’s covenants. The transaction agreement contains customary representations and warranties of Ameren and IPH, including representations and warranties of Ameren with respect to the business being sold. The transaction agreement also contains customary covenants of Ameren and IPH, including the covenant of Ameren that AER will be operated in the ordinary course prior to the closing.
Ameren expects the closing of the New AER divestiture to IPH will occur in the fourth quarter of 2013. If the closing does not occur on or before March 14, 2014, subject to a 1 month extension to obtain FERC approval, either party may elect to terminate the transaction agreement if the inability to close the transaction by such date is not the result of the failure of the terminating company to fulfill any of its obligations under the transaction agreement.
Amended Put Option Agreement, Asset Purchase Agreement and Guaranty
See Note 14 - Related Party Transactions with New AER for additional information regarding the original put option agreement between Genco and AERG that was entered into on March 28, 2012.
Prior to entry into the transaction agreement with IPH as discussed above, (i) the original put option agreement between Genco and AERG was novated and amended such that the rights and obligations of AERG under the agreement were assigned to and assumed by Medina Valley and (ii) Genco exercised its option under the amended put option agreement to sell the Elgin, Gibson City, and Grand Tower gas-fired energy centers to Medina Valley. In connection with the amended put option agreement, Ameren's guaranty, dated March 28, 2012, was modified to replace all references to AERG with references to Medina Valley. Pursuant to the amended put option agreement, Genco and Medina Valley entered into an asset purchase agreement, dated March 14, 2013.
The asset purchase agreement contains customary representations, warranties and covenants of Genco and Medina Valley. The consummation of the transactions contemplated by the asset purchase agreement is subject to certain conditions, including the receipt of FERC approval and other customary conditions.
A wholesale customer of Marketing Company has filed a lawsuit, in the United States District Court for the Central District of Illinois, against Ameren alleging that certain assets related to the amended put option agreement may not be sold without the customer’s consent, per the contract between the wholesale customer and Marketing Company. In addition, the lawsuit alleges that Genco and AERG failed to reflect a similar impairment of assets that was recorded by Ameren (parent) in the fourth quarter of 2012, which would have reduced the billings to the wholesale customer. Ameren believes its defenses to these allegations are meritorious and will defend itself vigorously.
Discontinued Operations Presentation
As of March 14, 2013, Ameren determined that New AER and the Elgin, Gibson City, and Grand Tower gas-fired energy centers qualified for discontinued operations presentation and, therefore, were classified separately in Ameren’s consolidated financial statements as discontinued operations for all periods presented in this report. Ameren concluded that New AER and collectively the Elgin, Gibson City, and Grand Tower gas-fired energy centers are two separate disposal groups. Both disposal groups have been aggregated in the disclosures below. Each disposal group was measured at fair value on a nonrecurring basis with inputs that are classified as Level 3 within the fair value hierarchy.
Ameren will have continuing transactions with New AER after the divestiture is complete. Ameren Illinois has power supply agreements with Marketing Company, which are a result of the power procurement process in Illinois administered by the IPA as required by the Illinois Public Utilities Act. Ameren Illinois will continue to purchase power and purchase trade receivables as required by Illinois law, and Ameren will reflect these items as continuing operations after the divestiture occurs. Ameren Illinois and ATXI currently sell, and will continue to sell, transmission services to Marketing Company after the divestiture of New AER is completed. Also, upon the divestiture of New AER, the transaction agreement requires Ameren (parent) to maintain its financial obligations with respect to all credit support provided to New AER for all transactions entered into prior to the closing of such divestiture for up to 24 months after the closing. IPH shall indemnify Ameren for any payments Ameren makes pursuant to these credit support obligations if the counterparty does not return the posted collateral to Ameren. IPH’s indemnification obligation will be secured by certain AERG and Genco assets. In addition, Dynegy has provided a limited guarantee of $25 million to Ameren (parent) pursuant to which Dynegy will, among other things, guarantee IPH’s indemnification obligations for a period of up to 24 months after the closing (subject to certain exceptions). Immediately prior to the transaction agreement closing, the cash collateral provided to New AER by Ameren through money pool borrowings will be converted to a note payable to Ameren which will be payable, with interest, 24 months after closing or sooner as cash collateral requirements are reduced. Also, within 120 days after closing, a working capital adjustment will be finalized, which may result in a cash payment from Ameren to New AER. Ameren has determined that the continuing cash flows generated by these arrangements are not significant and, accordingly, are not deemed direct cash flows of the divested business. Additionally, these arrangements do not provide Ameren the ability to significantly influence the operating results of New AER after the divestiture is complete. See Note 14 - Related Party Transactions with New AER for additional information regarding existing transactions between Ameren and New AER. Ameren does not expect to have significant continuing involvement with or material cash flows from the Elgin, Gibson City, and Grand Tower energy centers after their sale.
For a period of up to 12 months following the closing, Ameren will provide certain transitional services to IPH. Such services will be provided at no charge for 90 days, subject to a $5 million limit; thereafter, services will be provided at cost, except for certain services that may be applied to the $5 million limit to the extent such limit has not been reached by the end of the 90 days period. The transitional services may be provided for 6 months after the closing and can be extended by IPH on a month-to-month basis for up to an additional 6 months.
See Note 15 - Commitments and Contingencies for information regarding amendments to the plant transfer agreements between both Genco and Ameren Illinois and AERG and Ameren Illinois as well as other AER related contingencies.
Interest on Genco’s senior notes, which will continue to be solely obligations of Genco following the closing of the transaction agreement with IPH, are included in the “Interest charges” component within the discontinued operations line item in the consolidated statement of income (loss). Ameren did not allocate corporate interest to the disposal groups. Additionally, general corporate overhead expenses originally allocated to the disposal groups were classified as expenses of continuing operations.
The following table presents the components of discontinued operations in Ameren's consolidated statement of income (loss) for the year ended December 31, 2012, 2011 and 2010:

	Year ended
	2012		2011	2010
Operating revenues	$1,047		$1,278	$1,369
Operating expenses	(3,478)	(a)	(1,048)	(1,578)	(b)
Operating income (loss)	(2,431)		230	(209)
Other income (loss)	—		1	2
Interest charges	(56)		(64)	(83)
Income (loss) before income taxes	(2,487)		167	(290)
Income tax (expense) benefit	989		(65)	(51)
Income (loss) from discontinued operations, net of taxes	$(1,498)		$102	$(341)

(a)
Includes a noncash pretax asset impairment charge of $628 million to reduce the carrying value of AERG’s Duck Creek energy center to its estimated fair value under held and used accounting guidance. In addition, includes a noncash pretax asset impairment charge of $1.95 billion to reduce the carrying values of all the AER coal and natural gas-fired energy centers, except the Joppa coal-fired energy center, to their estimated fair values, under held and used accounting guidance, as a result of the decision in December 2012 that Ameren intends to exit the Merchant Generation business.

(b)
Includes a noncash pretax goodwill impairment charge of $420 million representing all the goodwill assigned to Ameren's Merchant Generation reporting unit as a result of proposed and pending environmental regulations which were expected to result in a significant increase in capital and operations and maintenance expenditures for the energy centers held by AER. Also, includes a $36 million noncash pretax asset impairment charge to reduce the carrying value of the Medina Valley energy center to its estimated fair value and a noncash pretax intangible asset impairment charge of $68 million to reduce existing SO2 emission allowances to their estimated fair value.

Long-lived Asset Impairments
Ameren's Merchant Generation segment has experienced decreasing earnings and cash flows from operating activities over the past few years, including in 2012, as margins have declined principally as a result of weaker power prices. In addition, environmental regulations have resulted in significant investment requirements over the same time frame. During this period, Ameren has increasingly focused on allocating its capital resources to those opportunities that it believes offer the most attractive risk-adjusted return potential, and specifically focused on growing earnings from its rate-regulated operations through investment under constructive regulatory frameworks. Ameren has sought to have its Merchant Generation segment fund its operations internally and not rely on financing from Ameren. In December 2012, Ameren determined that it intends to, and it is probable that it will, exit its Merchant Generation business before the end of the previously estimated useful lives of that business's long-lived assets. This determination resulted from Ameren's analysis of the current and projected future financial condition of its Merchant Generation segment, including the need to fund Genco debt maturities beginning in 2018, and its conclusion that this segment is no longer a core component of its future business strategy. In consideration of this determination, Ameren has begun planning to reduce, and ultimately eliminate, the Merchant Generation segment's reliance on Ameren's financial support and shared services support.
As a result of the December 2012 decision that Ameren intends to, and it is probable that it will, exit the Merchant Generation segment before the end of the Merchant Generation long-lived assets' previously estimated useful lives, Ameren determined that estimated undiscounted cash flows during the period in which it expects to continue to own certain energy centers would be insufficient to recover the carrying value of those energy centers. Accordingly, Ameren recorded a noncash pretax impairment charge of $1.95 billion in the fourth quarter of 2012 to reduce the carrying values of all of the Merchant Generation's coal and natural gas-fired energy centers, except the Joppa coal-fired energy center, to their estimated fair values. The estimated undiscounted cash flows of the Joppa coal-fired energy center exceeded its carrying value; therefore, the Joppa coal-fired energy center was unimpaired.
In early 2012, the observable market price for power for delivery in that year and in future years in the Midwest sharply declined below 2011 levels primarily because of declining natural gas prices and the impact of the stay of the CSAPR. As a result of this sharp decline in the market price of power and the related impact on electric margins, Genco decelerated the construction of two scrubbers at its Newton energy center in February 2012. The sharp decline in the market price of power in early 2012 and the related impact on electric margins, as well as the deceleration of construction of Genco's Newton energy center scrubber project, caused Merchant Generation to evaluate, during the first quarter of 2012, whether the carrying values of its coal-fired energy centers were recoverable. The carrying value of AERG's Duck Creek energy center's carrying value exceeded its estimated undiscounted future cash flows. As a result, Ameren recorded a noncash pretax asset impairment charge of $628 million to reduce the carrying value of that energy center to its estimated fair value during the first quarter of 2012.
During the third quarter of 2010, the aggregate impact of a sustained decline in market prices for electricity, industry market multiples became observable at lower levels than previously estimated, and potentially more stringent environmental regulations being enacted caused Ameren to evaluate if the carrying value of its Merchant Generation energy centers were recoverable. The Medina Valley energy center's carrying value exceeded its estimated undiscounted future cash flows. As a result, during 2010, Ameren recorded a noncash pretax asset impairment charges of $36 million to reduce the carrying value of the Medina Valley energy center to its estimated fair value. In 2012, Ameren sold the Medina Valley energy center.
Key assumptions used in the determination of estimated undiscounted cash flows of Ameren’s Merchant Generation segment’s long-lived assets tested for impairment included forward price projections for energy and fuel costs, the expected life or duration of ownership of the long-lived assets, environmental compliance costs and strategies, and operating costs. Those same cash flow assumptions, along with a discount rate and terminal year earnings multiples, were used to estimate the fair value of each energy center. These assumptions are subject to a high degree of judgment and complexity. The fair value estimate of these long-lived assets was based on a combination of the income approach, which considers discounted cash flows, and the market approach, which considers market multiples for similar assets within the electric generation industry. The fair value estimate was determined using observable inputs and significant unobservable inputs, which are Level 3 inputs as defined by accounting guidance for fair value measurements. Impairment within the Merchant Generation business segment was assessed at the energy center level.
Goodwill Impairment
We evaluate goodwill for impairment as of October 31 of each year, or more frequently if events and circumstances indicate that the asset might be impaired. Goodwill impairment testing is a two-step process. The first step involves a comparison of the estimated fair value of a reporting unit with its carrying amount. If the estimated fair value of the reporting unit exceeds the carrying value, goodwill of the reporting unit is considered unimpaired. If the carrying amount of the reporting unit exceeds its estimated fair value, a second step is performed to measure the amount of impairment, if any. The second step of the goodwill impairment test compares the implied fair value of the reporting unit’s goodwill with the carrying amount of that goodwill. The implied fair value of goodwill is determined by allocating the estimated fair value of the reporting unit to the estimated fair value of its existing assets and liabilities. The unallocated portion of the estimated fair value of the reporting unit is the implied fair value of goodwill. If the implied fair value of goodwill is less than the carrying amount, an impairment loss equivalent to the difference is recorded as a reduction of goodwill and a charge to operating expense.
During the third quarter of 2010, we concluded that events had occurred and circumstances had changed which, when considered in the aggregate, indicated that it was more likely than not that the fair value of Ameren’s Merchant Generation reporting unit was less than its carrying value. Such events and circumstances included the sustained decline in market prices for electricity, industry market multiples became observable at lower levels than previously estimated, and potentially more stringent environmental regulations being enacted. In July 2010, the EPA issued the proposed CSAPR. The proposed CSAPR, along with other pending regulations, was expected to result in a significant increase in capital and operations and maintenance expenditures for Ameren’s Merchant Generation energy centers.
Ameren’s Merchant Generation reporting unit failed step one of the 2010 interim impairment test, as the reporting unit’s carrying value exceeded its estimated fair value. Therefore, in order to measure the goodwill impairment in step two, we estimated the implied fair value of Ameren’s Merchant Generation goodwill. We determined that the implied fair value of goodwill was less than the carrying amount of goodwill, indicating that Ameren’s Merchant Generation goodwill was impaired. Based on the results of step two of the impairment test, Ameren recorded a noncash impairment charge of $420 million, which represented all of the goodwill assigned to Ameren’s Merchant Generation reporting unit.
The fair value estimate of Ameren’s Merchant Generation reporting unit was based on a combination of the income approach, which considers discounted future cash flows, and the market approach, which considers market comparables within the electric generation industry. Key assumptions in the determination of fair value included the use of an appropriate discount rate, estimated five-year cash flows, and observable industry market multiples. We used our best estimates in making these evaluations. We considered various factors, including forward price projections for energy and fuel costs, environmental compliance costs, and operating costs. The fair value estimate was determined using observable inputs and significant unobservable inputs, which are Level 3 inputs as defined by accounting guidance for fair value measurements.
Intangible Assets Impairment
Prior to 2010, Ameren’s Merchant Generation business expected to use its SO2 emission allowances for ongoing operations. In July 2010, the EPA issued the proposed CSAPR, which would have restricted the use of existing SO2 emission allowances. As a result, Merchant Generation no longer expected all of its SO2 emission allowances would be used in operations. Therefore, during 2010, Ameren recorded a $68 million pretax impairment charge to reduce the carrying value of Merchant Generation’s SO2 emission allowances to their estimated fair value.
In July 2011, the EPA issued CSAPR, which created new allowances for SO2 and NOx emissions and restricted the use of pre-existing SO2 and NOx allowances to the acid rain program and to the NOx budget trading program, respectively. As a result, observable market prices for existing emission allowances declined materially. Consequently, Ameren recorded a noncash pretax impairment charge of $2 million in 2011 relating to Merchant Generation’s emission allowances.
The fair value of the SO2 and NOx emission allowances were based on observable and unobservable inputs, which were classified as Level 3 inputs for fair value measurements.
The following table presents the carrying amounts of the components of assets and liabilities segregated on Ameren's consolidated balance sheets as discontinued operations at December 31, 2012 and 2011:

	December 31, 2012	December 31, 2011
Current assets of discontinued operations
Cash and cash equivalents	$25	$7
Accounts receivable and unbilled revenue	102	108
Materials and supplies	134	162
Mark-to-market derivative assets	102	65
Property and plant, net	748	3,279
Accumulated deferred income taxes, net	385	—
Other assets	104	97
Total current assets of discontinued operations	$1,600	$3,718
Current liabilities of discontinued operations
Accounts payable and other current obligations	$133	$134
Mark-to-market derivative liabilities	63	39
Long-term debt, net	824	824
Accumulated deferred income taxes, net	—	583
Asset retirement obligations	78	64
Pension and other postretirement benefits	40	92
Other liabilities	28	26
Total current liabilities of discontinued operations	$1,166	$1,762
Accumulated other comprehensive income (loss)(a)	$19	$(31)
Noncontrolling interest(b)	$8	$7

(a)
Accumulated other comprehensive income related to discontinued operations remains in “Accumulated other comprehensive loss” on Ameren’s December 31, 2012 and 2011, consolidated balance sheets. This balance relates to New AER assets and liabilities that will be realized or removed from Ameren’s consolidated balance sheet either before or at the closing of the New AER divestiture.

(b)
The 20% ownership interest of EEI not owned by Ameren remains in “Noncontrolling interests” on Ameren’s December 31, 2012 and 2011, consolidated balance sheets. This noncontrolling interest will be removed from Ameren’s consolidated balance sheet at the closing of the New AER divestiture.

2013 Impairments
Beginning on March 14, 2013, the New AER disposal group and the Elgin, Gibson City, and Grand Tower energy center disposal group both met the discontinued operations criteria. As a result, Ameren evaluated whether any impairment existed by comparing each disposal group’s carrying value to the estimated fair value of the disposal group, less cost to sell. Ameren recorded a cumulative pretax charge to earnings of $168 million for the six months ended June 30, 2013, to reduce the carrying value of the New AER disposal group to its estimated fair value less cost to sell. Ameren estimated the impairment loss of the disposal group based on the estimated fair value pursuant to the terms of the transaction agreement with IPH, using information currently available, and assuming an expected fourth quarter 2013 closing. Actual operating results, derivative market values, capital expenditures and other items will impact the ultimate loss recognized to reduce the carrying value of the New AER disposal group to its actual fair value less cost to sell, which will be recorded in discontinued operations after all of the information becomes available. In addition, any curtailment gain related to Ameren's pension and postretirement plans will be recorded when the related employees terminate employment with Ameren. The ultimate impairment loss may differ materially from the estimated loss recorded as of June 30, 2013. In December 2012, as discussed above, Ameren recorded a noncash long-lived asset impairment charge to reduce the carrying value of AER’s energy centers, including the Elgin, Gibson City, and Grand Tower energy centers, to their estimated fair values under the accounting guidance for held and used assets. An immaterial impairment was recorded by Ameren for the three gas-fired energy centers during the six months ended June 30, 2013, as the December 2012 held and used asset impairment charge reduced these energy centers’ disposal group carrying value to their estimated fair value of $133 million.
Ameren adjusted accumulated deferred income taxes on its consolidated balance sheet to reflect the excess of tax basis over financial reporting basis of its stock investment in AER, during 2013, when it became apparent that the temporary difference would reverse. Ameren recorded a discontinued operations deferred tax expense of $97 million, which was partially offset by the expected tax benefits of $69 million related to the 2013 impairment charge, during the six months ended June 30, 2013. The final tax basis of the AER disposal group and the related tax benefit resulting from the transaction agreement with IPH are dependent upon taxable losses utilized by the disposal group through the closing and the resolution of tax matters under audit, including the adoption of recently issued guidance from the IRS related to tangible property repairs and other matters. As a result, tax expense and benefits realized in discontinued operations may differ materially from those recorded as of June 30, 2013.
Effective with its conclusion that the New AER disposal group and the Elgin, Gibson City, and Grand Tower energy centers’ disposal group each met the criteria for held for sale presentation, Ameren suspended recording depreciation on these assets in March 2013.
Genco Indenture Provisions
Genco’s indenture includes provisions that require Genco to maintain certain interest coverage and debt-to-capital ratios in order for Genco to pay dividends, to make principal or interest payments on subordinated borrowings, to make loans to or investments in affiliates, or to incur additional external, third-party indebtedness. The following table summarizes these ratios for the 12 months ended and as of December 31, 2012:

	Required Ratio	Actual Ratio
Interest coverage ratio- restricted payment (a)	≥1.75	2.6
Interest coverage ratio- additional indebtedness (b)	≥2.50	2.6
Debt-to-capital ratio- additional indebtedness (b)	≤60%	44%

(a)
As of the date of the restricted payment, as defined, the minimum ratio must have been achieved for the most recently ended four fiscal quarters and projected by management to be achieved for each of the subsequent four six-month periods. Investments in the non-state-regulated subsidiary money pool and repayments of non-state-regulated subsidiary money pool borrowings are not subject to this incurrence test.

(b)
Ratios must be computed on a pro forma basis considering the additional indebtedness to be incurred and the related interest expense. Non-state-regulated subsidiary money pool borrowings are defined as permitted indebtedness and are not subject to these incurrence tests. Other borrowings from third-party external sources are included in the definition of indebtedness and are subject to these incurrence tests.

Genco’s debt incurrence-related ratio restrictions under its indenture may be disregarded if both Moody’s and S&P reaffirm the ratings of Genco in place at the time of the debt incurrence after considering the additional indebtedness.
As shown in the table above, under the provisions of Genco’s indenture, Genco may not borrow additional funds from external, third-party sources if its interest coverage ratio is less than 2.5 or its debt-to-capital ratio is greater than 60%. Beginning in the first quarter of 2013, Genco’s interest coverage ratio fell to a value less than the specified minimum level required for external borrowings, and Genco expects the ratio to remain less than this minimum level through at least 2015. As a result, Genco’s ability to borrow additional funds from external third-party sources is restricted. Genco’s indenture does not restrict intercompany borrowings from Ameren’s non-state-regulated subsidiary money pool. However, borrowings from the money pool are subject to Ameren’s control. If a Genco intercompany financing need were to arise, borrowings from the non-state-regulated subsidiary money pool by Genco would be dependent on consideration by Ameren of the facts and circumstances existing at that time. As stated above, the transaction agreement requires Ameren to operate New AER, including Genco, in the ordinary course prior to the closing.
Genco's indenture includes restrictions that prohibit it from making dividend payments on its common stock. Specifically, Genco cannot pay dividends on its common stock unless the company’s actual interest coverage ratio for the most recently ended four fiscal quarters and the interest coverage ratios projected by management for each of the subsequent four six-month periods are greater than a specified minimum level. Based on projections as of December 31, 2012, of Genco's operating results and cash flows in 2013 and 2014, we did not believe that Genco would achieve the minimum interest coverage ratio necessary to pay dividends on its common stock for each of the subsequent four six-month periods ending June 30, 2013, December 31, 2013, June 30, 2014, or December 31, 2014. As a result, Genco was restricted from paying dividends on its common stock as of December 31, 2012, and we expect Genco will be unable to pay dividends on its common stock in 2013, 2014, and 2015.
Illinois Sales and Use Tax Exemptions and Credits
In Exelon Corporation v. Department of Revenue, the Illinois Supreme Court decided in 2009 that electricity is tangible personal property for purposes of the Illinois income tax investment credit. In March 2010, the United States Supreme Court refused to hear an appeal of the case, and the decision became final. During the second quarter of 2010, Genco, including EEI, and AERG began claiming Illinois sales and use tax exemptions and credits for purchase transactions related to their generation operations. The primary basis for those claims is that the determination in the Exelon case that electricity is tangible personal property applies to sales and use tax manufacturing exemptions and credits. In November 2011, EEI received a notice of proposed tax liability, documenting the state of Illinois' position that EEI did not qualify for the manufacturing exemption it used during 2010. As of December 31, 2012, Ameren did not believe that it was probable that the state of Illinois will prevail and therefore had not recorded a charge to earnings for the loss contingency. During second quarter of 2013, Ameren and the Department of Revenue resolved the tax liabilities for all open periods related to this issue with a payment of $7 million by Genco, including EEI, and AERG to the Illinois Department of Revenue.